Supplemental Analyst Package
First Quarter 2005 Earnings Call
May 4, 2005

Financial Highlights ........ 1
Consolidated Balance Sheets ........ 2
Consolidated and Combined Statements of Operations ........ 3
Consolidated and Combined Statements of Funds from Operations ........ 4
Capital Structure ........ 5
Portfolio Overview ........ 6
Property Results of Operations ........ 7
2005 / 2006 Leasing Status - Same Store Owned Off-Campus Portfolio ........ 8
2005 / 2006 Leasing Status - Owned Development Projects and First Quarter 2005 Acquisitions ........ 9
Recent Acquisitions / Dispositions ........ 10
Development Update ........ 11
Management Services Update ........ 12
American Campus Communities Contacts ........ 13

Supplemental Analyst Package
First Quarter 2005 Earnings Call

TABLE OF CONTENTS

| Operating Data | Quarter ended March 31, 2005 | 2004 | $ Change | % Change |
|---|---|---|---|---|
| Total revenues | $ 19,541 | $ 15,352 | $ 4,189 | 27.3% |
| Operating income | 6,066 | 5,976 | 90 | 1.5% |
| Net income | 8,192 | 1,530 | 6,662 | 435.4% |
| Net income per share - basic and diluted | 0.65 | - | - | - |
| FFO | 5,722 | 3,786 | 1,936 | 51.1% |
| FFO per share - basic and diluted | 0.45 | - | - | - |
| FFOM | 4,238 | 2,095 | 2,143 | 102.3% |
| FFOM per share - basic | 0.34 | - | - | - |
| FFOM per share - diluted | 0.33 | - | - | - |

| Capitalization | March 31, 2005 | December 31, 2004 |
|---|---|---|
| Total debt [1] | $ 229,727 | $ 123,774 |
| Market equity [2] | 268,756 | 286,593 |
| Total enterprise value | $ 498,483 | $ 410,367 |
| Debt to total enterprise value | 46.1% | 30.2% |
| Total common shares outstanding | 12,615,000 | 12,615,000 |
| Total restricted stock and partnership units outstanding | 182,927 | 128,145 |

[1] Excludes debt related to our on-campus participating properties of $79.7 million and $77.2 million at March 31, 2005 and December 31, 2004, respectively. Also excludes unamortized debt premiums of $5.0 million and $-0- at March 31, 2005 and December 31, 2004.

[2] Based on closing price per common share of $21.00 and $22.49 as of March 31, 2005 and December 31, 2004, respectively.

Supplemental Analyst Package
First Quarter 2005 Earnings Call
FINANCIAL HIGHLIGHTS
(dollars in thousands, except share and per share data)

| | March 31, 2005 | December 31, 2004 |
|---|---|---|
| **Assets** | | |
| Investments in real estate: | | |
| On-campus participating properties, net | $ 70,271 | $ 68,064 |
| Owned off-campus properties, net | 385,359 | 272,450 |
| Investments in real estate, net | 455,630 | 340,514 |
| Cash and cash equivalents | 6,425 | 4,050 |
| Restricted cash and short-term investments | 7,382 | 9,816 |
| Student contracts receivable, net | 3,013 | 2,164 |
| Other assets | 14,037 | 11,084 |
| **Total assets** | **$ 486,487** | **$ 367,628** |
| **Liabilities and stockholders' equity** | | |
| Liabilities: | | |
| Debt | $ 314,385 | $ 201,014 |
| Accounts payable and accrued expenses | 5,280 | 5,443 |
| Other liabilities | 22,793 | 20,294 |
| Total liabilities | 342,458 | 226,751 |
| Minority interests | 2,649 | 2,648 |
| Stockholders' equity: | | |
| Common stock, $.01 par value, 800,000,000 shares authorized, 12,615,000 shares issued and outstanding | 126 | 126 |
| Additional paid in capital | 135,150 | 136,259 |
| Accumulated earnings and distributions | 5,717 | 1,802 |
| Accumulated other comprehensive income | 387 | 42 |
| Total stockholders' equity | 141,380 | 138,229 |
| **Total liabilities and stockholders' equity** | **$ 486,487** | **$ 367,628** |

Supplemental Analyst Package
First Quarter 2005 Earnings Call
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except share and per share data)

| | Quarter ended March 31, | | |
|---|---|---|---|
| | 2005 | 2004 | $ Change |
| Revenues: | | | |
| Owned off-campus properties | $ 12,489 | $ 7,989 | $ 4,500 |
| On-campus participating properties | 5,493 | 5,293 | 200 |
| Third party development services | 445 | 1,498 | (1,053) |
| Third party management services | 710 | 372 | 338 |
| Resident services and other | 204 | - | 204 |
| Total revenues | 19,541 | 15,352 | 4,189 |
| Operating expenses: | | | |
| Owned off-campus properties | 5,136 | 3,459 | 1,677 |
| On-campus participating properties | 1,875 | 1,800 | 75 |
| Third party development and management services | 1,464 | 1,264 | 200 |
| General and administrative | 1,364 | 453 | 911 |
| Depreciation and amortization | 3,424 | 2,259 | 1,165 |
| Ground/facility lease | 212 | 141 | 71 |
| Total operating expenses | 13,475 | 9,376 | 4,099 |
| Operating income | 6,066 | 5,976 | 90 |
| Nonoperating income and (expenses): | | | |
| Interest income | 58 | 13 | 45 |
| Interest expense | (3,808) | (4,281) | 473 |
| Amortization of deferred financing costs | (246) | (144) | (102) |
| Other nonoperating income | 430 | - | 430 |
| Total nonoperating expenses | (3,566) | (4,412) | 846 |
| Income before income taxes, minority interests, and discontinued operations | 2,500 | 1,564 | 936 |
| Income tax provision | (102) | - | (102) |
| Minority interests | (87) | 21 | (108) |
| Income from continuing operations | 2,311 | 1,585 | 726 |
| Discontinued operations: | | | |
| Loss attributable to discontinued operations | (2) | (55) | 53 |
| Gain from disposition of real estate | 5,883 | - | 5,883 |
| Total discontinued operations | 5,881 | (55) | 5,936 |
| Net income | $ 8,192 | $ 1,530 | $ 6,662 |
| Net income per share - basic and diluted | $ 0.65 | | |
| Weighted-average common shares outstanding | | | |
| Basic | 12,622,145 | | |
| Diluted | 12,749,939 | | |

Supplemental Analyst Package
First Quarter 2005 Earnings Call
CONSOLIDATED & COMBINED STATEMENTS OF OPERATIONS
(dollars in thousands, except share and per share data)

| | Quarter ended March 31, 2005 | 2004 | $ Change |
|---|---|---|---|
| Net income | $ 8,192 | $ 1,530 | $ 6,662 |
| Minority interests | 87 | (21) | 108 |
| Gain from disposition of real estate | (5,883) | - | (5,883) |
| Real estate related depreciation and amortization | 3,326 | 2,277 | 1,049 |
| **Funds from operations ("FFO")** | **5,722** | **3,786** | **1,936** |
| | | | |
| Elimination of operations of on-campus participating properties: | | | |
| Net income from on-campus participating properties | (1,310) | (1,285) | (25) |
| Amortization of investment in on-campus participating properties | (879) | (854) | (25) |
| | 3,533 | 1,647 | 1,886 |
| Modifications to reflect operational performance of on-campus participating properties: | | | |
| Our share of net cash flow [1] | 212 | 175 | 37 |
| Management fees | 263 | 273 | (10) |
| On-campus participating property development fees [2] | 230 | - | 230 |
| Impact of on-campus participating properties | 705 | 448 | 257 |
| **Funds from operations – modified for operational performance of on-campus participating properties ("FFOM")** | **$ 4,238** | **$ 2,095** | **$ 2,143** |
| | | | |
| FFO per share – basic and diluted | $ 0.45 | | |
| | | | |
| FFOM per share – basic | $ 0.34 | | |
| FFOM per share – diluted | $ 0.33 | | |
| | | | |
| Weighted average common shares outstanding | | | |
| Basic | 12,622,145 | | |
| Diluted | 12,769,939 | | |

[1] 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including principal) and capital expenditures. Represents amounts accrued for the interim periods.

[2] Development and construction management fees related to the Cullen Oaks Phase II on-campus participating property.

Supplemental Analyst Package
First Quarter 2005 Earnings Call
CONSOLIDATED & COMBINED STATEMENTS OF FUNDS FROM OPERATIONS
(dollars in thousands, except per share data)

| | | |
|---|---|---|
| Total Debt [1][2] | $ | 229,727 |
| Total Market Equity [3] | | 268,756 |
| Total Enterprise Value | $ | 498,483 |
| *Debt to Total Enterprise Value* | | *46.1%* |

| | Principal Outstanding [1][2] | Weighted Average Interest Rate | Average Term to Maturity |
|---|---|---|---|
| Fixed Rate Mortgage and Bridge Loans Payable [1][2] | $ 196,127 | 6.90% | 4.9 Years |
| Variable Rate Secured Revolving Credit Facility | 33,600 | 4.31% | 2.4 Years |
| Total / Weighted Average | $ 229,727 | 6.52% | 4.6 Years |

| | |
|---|---|
| Variable Rate Debt as a Percent of Total Debt | 14.6% |
| Variable Rate Debt as a Percent of Total Enterprise Value | 6.7% |

Total Debt [1][2]
46%
Total Market Equity [3]
54%

Debt Maturity Schedule: 2005 - Thereafter [1][2]

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,400
$0
$33,600
$0
$23,812
$134,915
2005
2006
2007
2008
2009
Thereafter

| Interest Expense Summary for the Quarter Ended March 31, 2005 | | |
|---|---|---|
| Owned Off-Campus Properties | $ | 2,456 |
| On-Campus Participating Properties and Other | | 1,352 |
| Total Interest Expense | $ | 3,808 |

(1) Excluding debt related to our on-campus participating properties totaling $79.7 million with a weighted average interest rate of 6.87% and average term to maturity of 15.4 years.

(2) Excludes unamortized debt premiums of $5.0 million.

(3) Based on share price of $21.00 at March 31, 2005.

Supplemental Analyst Package
First Quarter 2005 Earnings Call
CAPITAL STRUCTURE
AS OF MARCH 31, 2005
  (dollars in thousands)

| Property | Primary University Served | Units | Beds | Occupancy at March 31, 2005 | 2004 |
|---|---|---|---|---|---|
| *Owned off-campus properties:* | | | | | |
| Commons On Apache | Arizona State University Main Campus | 111 | 444 | 100.0% [1] | 95.9% |
| The Village at Blacksburg | Virginia Tech University | 288 | 1,056 | 98.6% | 76.7% |
| The Village on University | Arizona State University Main Campus | 288 | 918 | 99.1% | 78.3% |
| River Club Apartments | The University of Georgia – Athens | 266 | 794 | 95.5% | 98.7% |
| River Walk Townhomes | The University of Georgia – Athens | 100 | 340 | 97.1% | 94.7% |
| The Callaway House | Texas A&M University | 173 | 538 | 101.3% | 73.2% |
| The Village at Alafaya Club | The University of Central Florida | 228 | 840 | 97.4% | 98.9% |
| The Village at Science Drive | The University of Central Florida | 192 | 732 | 99.3% | 97.8% |
| University Village at Boulder Creek | The University of Colorado at Boulder | 82 | 309 | 87.7% | 97.4% |
| *Subtotal - Same Store Properties* | | 1,728 | 5,971 | 97.9% | 88.8% |
| University Village at Fresno | California State University – Fresno | 105 | 406 | 98.8% | |
| University Village at TU | Temple University | 220 | 749 | 98.8% | |
| University Village at Sweet Home [2] | State University of New York – Buffalo | 249 | 828 | - | |
| University Club Tallahassee | Florida State University | 152 | 608 | 93.4% | |
| The Grove at University Club | Florida State University | 64 | 128 | 98.4% | |
| College Club Tallahassee | Florida A&M University | 96 | 384 | 92.4% | |
| The Greens at College Club | Florida A&M University | 40 | 160 | 96.9% | |
| University Club Gainesville | University of Florida | 94 | 376 | 98.9% | |
| City Parc at Fry Street | University of North Texas | 136 | 418 | 94.7% | |
| Exchange at Gainesville (to be renamed) | University of Florida | 396 | 1,044 | 95.6% | |
| *Subtotal - New Properties* | | 1,572 | 5,101 | 96.2% [3] | |
| Total owned off-campus properties | | 3,300 | 11,072 | 97.2% [3] | |
| *On-campus participating properties:* | | | | | |
| University Village—PVAMU | Prairie View A&M University | 612 | 1,920 | 93.0% | 95.9% |
| University College—PVAMU | Prairie View A&M University | 756 | 1,470 | 95.0% | 94.6% |
| University Village—TAMIU | Texas A&M International University | 84 | 252 | 70.2% | 96.4% |
| Cullen Oaks Phase I | The University of Houston | 231 | 525 | 99.6% | 97.5% |
| *Subtotal - Same Store Properties* | | 1,683 | 4,167 | 93.1% [3] | 95.7% |
| Cullen Oaks Phase II [2] | The University of Houston | 180 | 354 | | |
| Total on-campus participating | | 1,863 | 4,521 | | |
| Total - all properties | | 5,163 | 15,593 | 96.0% [3] | 91.6% |

[1] Commons on Apache is 100% leased for the 2004-2005 academic year by Arizona State University.

[2] Currently under development with a scheduled completion date of August 2005.

[3] Excludes properties that are currently under development.

Supplemental Analyst Package
First Quarter 2005 Earnings Call
PORTFOLIO OVERVIEW
AS OF MARCH 31, 2005

| | Quarter ended March 31, | | | |
|---|---|---|---|---|
| | 2005 | 2004 | $ Change | % Change |
| **Property revenues** | | | | |
| Owned off-campus properties: | | | | |
| Same store properties | $ 8,668 | $ 7,989 | $ 679 | 8.5% |
| New properties | 3,821 | - | 3,821 | 100.0% |
| Total owned off-campus properties | 12,489 | 7,989 | 4,500 | 56.3% |
| On-campus participating properties: | | | | |
| Same store properties | 5,493 | 5,293 | 200 | 3.8% |
| New properties | - | - | - | - |
| Total on-campus participating properties | 5,493 | 5,293 | 200 | 3.8% |
| **Total property revenues** | $ 17,982 | $ 13,282 | $ 4,700 | 35.4% |
| **Property operating expenses** | | | | |
| Owned off-campus properties: | | | | |
| Same store properties | $ 3,575 | $ 3,459 | $ 116 | 3.4% |
| New properties | 1,561 | - | 1,561 | 100.0% |
| Total owned off-campus properties | 5,136 | 3,459 | 1,677 | 48.5% |
| On-campus participating properties: | | | | |
| Same store properties | 1,875 | 1,800 | 75 | 4.2% |
| New properties | - | - | - | - |
| Total on-campus participating properties | 1,875 | 1,800 | 75 | 4.2% |
| **Total property operating expenses** | $ 7,011 | $ 5,259 | $ 1,752 | 33.3% |
| **Property net operating income** | | | | |
| Owned off-campus properties: | | | | |
| Same store properties | $ 5,093 | $ 4,530 | $ 563 | 12.4% |
| New properties | 2,260 | - | 2,260 | 100.0% |
| Total owned off-campus properties | 7,353 | 4,530 | 2,823 | 62.3% |
| On-campus participating properties: | | | | |
| Same store properties | 3,618 | 3,493 | 125 | 3.6% |
| New properties | - | - | - | - |
| Total on-campus participating properties | 3,618 | 3,493 | 125 | 3.6% |
| **Total property net operating income** | $ 10,971 | $ 8,023 | $ 2,948 | 36.7% |

Supplemental Analyst Package
First Quarter 2005 Earnings Call
PROPERTY RESULTS OF OPERATIONS
(dollars in thousands)

| | Current Apps + Leases [1] | % of Rentable Beds | Prior Year [2] | Variance Beds | Variance % | Rentable Beds [3] | Total Design Beds |
|---|---|---|---|---|---|---|---|
| **Applications + Leases** | | | | | | | |
| Commons on Apache | ### | 100% | ### | - | 0% | ### | ### |
| The Village at Blacksburg | 1,033 | 99% | 1,040 | (7) | -1% | 1,048 | 1,056 |
| Callaway House | 659 | 125% | 525 | 134 | 26% | 527 | 538 |
| University Village at TU | 730 | 100% | 730 | - | 0% | 733 | 749 |
| University Village Fresno | 296 | 75% | 180 | 116 | 64% | 396 | 406 |
| River Walk Townhomes | 271 | 81% | 328 | (57) | -17% | 333 | 340 |
| River Club | 686 | 89% | 488 | 198 | 41% | 775 | 794 |
| The Village at Science Drive | 701 | 97% | 703 | (2) | 0% | 722 | 732 |
| The Village at Alafaya Club | 485 | 59% | 505 | (20) | -4% | 829 | 840 |
| University Village at Boulder Creek | 157 | 53% | 227 | (70) | -31% | 299 | 309 |
| The Village on University | 375 | 41% | 465 | (90) | -19% | 909 | 918 |
| Applications + Leases Total | 5,837 | 83% | 5,635 | 202 | 4% | 7,015 | 7,126 |
| **Leases** | | | | | | | |
| Commons on Apache | ### | 100% | ### | - | 0% | ### | ### |
| The Village at Blacksburg | 1,021 | 97% | 1,028 | (7) | -1% | 1,048 | 1,056 |
| Callaway House | 547 | 104% | 450 | 97 | 22% | 527 | 538 |
| University Village at TU | 693 | 95% | 710 | (17) | -2% | 733 | 749 |
| University Village Fresno | 266 | 67% | 160 | 106 | 66% | 396 | 406 |
| River Walk Townhomes | 265 | 80% | 319 | (54) | -17% | 333 | 340 |
| River Club | 660 | 85% | 461 | 199 | 43% | 775 | 794 |
| The Village at Science Drive | 631 | 87% | 667 | (36) | -5% | 722 | 732 |
| The Village at Alafaya Club | 453 | 55% | 484 | (31) | -6% | 829 | 840 |
| University Village at Boulder Creek | 147 | 49% | 155 | (8) | -5% | 299 | 309 |
| The Village on University | 289 | 32% | 259 | 30 | 12% | 909 | 918 |
| Leases Total | 5,416 | 77% | 5,137 | 279 | 5% | 7,015 | 7,126 |

[1] As of April 29, 2005

[2] As of April 30, 2004 (Comparison of last Friday in April of each year)

[3] Rentable Beds exclude beds needed for onsite staff and/or model units.

Supplemental Analyst Package
First Quarter 2005 Earnings Call
2005/2006 LEASING STATUS
SAME STORE OWNED OFF-CAMPUS PORTFOLIO

## NEW DEVELOPMENTS

| | Current Apps + Leases [1] | % of Rentable Beds | Prior Year [2] | Variance Beds | Variance % | Rentable Beds [3] | Total Design Beds |
|---|---|---|---|---|---|---|---|
| **Applications + Leases** | | | | | | | |
| University Village at Sweet Home | 841 | 103% | n/a | n/a | n/a | 817 | 828 |
| Applications + Leases Total | 841 | 103% | n/a | n/a | n/a | 817 | 828 |
| **Leases** | | | | | | | |
| University Village at Sweet Home | 822 | 101% | n/a | n/a | n/a | 817 | 828 |
| Leases Total | 822 | 101% | n/a | n/a | n/a | 817 | 828 |

## NEW ACQUISITIONS

| | Current Apps + Leases [1] | % of Rentable Beds | Prior Year [2] | Variance Variance | Variance % | Rentable Beds [3] | Total Design Beds |
|---|---|---|---|---|---|---|---|
| **Applications + Leases** | | | | | | | |
| University Club Tallahassee [4] | 671 | 92% | n/a | n/a | n/a | 726 | 736 |
| College Club Tallahassee [5] | 321 | 60% | n/a | n/a | n/a | 536 | 544 |
| University Club Gainesville | 232 | 62% | n/a | n/a | n/a | 372 | 376 |
| City Parc at Fry Street | 167 | 41% | n/a | n/a | n/a | 412 | 418 |
| Exchange at Gainesville (to be renamed) | 869 | 84% | n/a | n/a | n/a | 1,032 | 1,044 |
| Applications + Leases Total | 2,260 | 73% | n/a | n/a | n/a | 3,078 | 3,118 |
| **Leases** | | | | | | | |
| University Club Tallahassee [4] | 641 | 88% | n/a | n/a | n/a | 726 | 736 |
| College Club Tallahassee [5] | 314 | 59% | n/a | n/a | n/a | 536 | 544 |
| University Club Gainesville | 207 | 56% | n/a | n/a | n/a | 372 | 376 |
| City Parc at Fry Street | 159 | 39% | n/a | n/a | n/a | 412 | 418 |
| Exchange at Gainesville (to be renamed) | 869 | 84% | n/a | n/a | n/a | 1,032 | 1,044 |
| Leases Total | 2,190 | 71% | n/a | n/a | n/a | 3,078 | 3,118 |

[1] As of April 29, 2005

[2] Prior year data is not applicable as property was not in operation or owned by American Campus Communities in prior year.

[3] Rentable Beds exclude beds needed for on-site staff and/or model units.

[4] For lease administration purposes, University Club and The Grove at University Club are reported combined.

[5] For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

Supplemental Analyst Package
First Quarter 2005 Earnings Call
2005/2006 LEASING STATUS
OWNED DEVELOPMENT PROJECTS AND FIRST QUARTER 2005 ACQUISITIONS

ACQUISITIONS

| Property | Location | Year Built | Primary University Served | Units | Beds | Month of Acquisition | Total Going-In Costs |
|---|---|---|---|---|---|---|---|
| Proctor portfolio | | | | | | | |
| University Club Tallahassee | Tallahassee, FL | 2000 | Florida State University | 152 | 608 | February 2005 | |
| The Grove at University Club | Tallahassee, FL | 2002 | Florida State University | 64 | 128 | February 2005 | |
| College Club Tallahassee | Tallahassee, FL | 2001 | Florida A&M University | 96 | 384 | February 2005 | |
| The Greens at College Club | Tallahassee, FL | 2004 | Florida A&M University | 40 | 160 | February 2005 | |
| University Club Gainesville | Gainesville, FL | 1999 | University of Florida | 94 | 376 | February 2005 | |
| Total Proctor portfolio | | | | 446 | 1,656 | | $ 55,300 [1] |
| City Parc at Fry Street | Denton, TX | 2004 | University of North Texas | 136 | 418 | March 2005 | 19,500 [2] |
| Exchange at Gainesville (to be renamed) | Gainesville, FL | 2002 | University of Florida | 396 | 1,044 | March 2005 | 48,600 [3] |
| Total | | | | 978 | 3,118 | | $ 123,400 |

DISPOSITIONS

| Property | Location | Year Built | Primary University Served | Units | Beds | Sales Price | Cash Proceeds | Month of Disposition |
|---|---|---|---|---|---|---|---|---|
| University Village at San Bernardino | San Bernardino, CA | 2004 | California State University - San Bernardino | 132 | 480 | $ 28,250 | $ 28,146 | January 2005 |

[1] Includes transaction costs of approximately $0.9 million, as well as $0.8 million of estimated capital expenditures and $0.1 million of estimated initial integration expenses to bring the properties up to our operating standards.

[2] Includes transaction costs of approximately $0.2 million, as well as $0.1 million of estimated capital expenditures and $35,000 of estimated initial integration expenses to bring the properties up to our operating standards.

[3] Includes transaction costs of approximately $0.7 million, as well as $0.4 million of estimated capital expenditures and $45,000 of estimated initial integration

Supplemental Analyst Package
First Quarter 2005 Earnings Call
RECENT ACQUISITIONS / DISPOSITIONS
(dollars in thousands)

| | Quarter ended March 31, | | | |
|---|---|---|---|---|
| | 2005 | 2004 | $ Change | % Change |
| Development services revenue | $ 645 | $ 1,698 | $ (1,053) | -62.0% |
| % of total revenue | 3.3% | 11.1% | | |

THIRD PARTY DEVELOPMENT PROJECTS

| Project | Location | Primary University Served | Units | Beds | Total Fees | Fees Earned to Date [1] | Remaining Fees [1] | Scheduled Completion |
|---|---|---|---|---|---|---|---|---|
| Projects currently in progress: | | | | | | | | |
| Saint Leo University Phase II | St. Leo, FL | St. Leo University | 87 | 320 | $ 375 | $ 199 | $ 176 | August 2005 |
| Vista del Campo Phase II | Irvine, CA | University of California - Irvine | 545 | 1,544 | 3,501 | 168 | 3,333 | August 2006 |
| West Virginia University - Pre-Development Services | Morgantown, WV | West Virginia University | 96 | 345 | 400 | 370 | 30 | June 2005 |
| Cardinal Village Dining Hall | Beaumont, TX | Lamar University University | n/a | n/a | 110 | 22 | 88 | November 2005 |
| Fenn Tower Renovation | Cleveland, OH | Cleveland State University | 174 | 438 | 1,509 | 10 | 1,499 | August 2006 |
| Awarded projects: | | | | | | | | |
| Hope International University [3] | Fullerton, CA | Hope International University | [3] | [3] | [3] | [3] | [3] | August 2007 |
| Arizona State University [2][3] | Tempe, AZ | Arizona State University | | | | | | August 2007 |

OWNED DEVELOPMENT PROJECTS IN PROGRESS

| Project | Location | Primary University Served | Units | Beds | Estimated Project Costs | % Complete at 3/31/05 | Scheduled Completion |
|---|---|---|---|---|---|---|---|
| University Village at Sweet Home | Amherst, NY | State University of New York - Buffalo | 269 | 828 | $ 36,074 | 67.8% | August 2005 |

[1] As of March 31, 2005

[2] We have received a "Notice of Intent to Award" from Arizona State University.

[3] Units and beds for awarded projects will be determined as project design progresses. Fees for the awarded projects are currently under negotiation.

Supplemental Analyst Package
First Quarter 2005 Earnings Call
DEVELOPMENT UPDATE
(dollars in thousands)

| | Quarter ended March 31, | | | |
|---|---|---|---|---|
| | 2005 | 2004 | $ Change | % Change |
| Management services revenue | $ 710 | $ 372 | $ 338 | 90.9% |
| % of total revenue | 3.6% | 2.4% | | |

**NEW MANAGEMENT CONTRACTS**

| Property | Location | Primary University Served | Service Provided | Units | Beds | Estimated Annual Fees |
|---|---|---|---|---|---|---|
| Fenn Tower [1] | Cleveland, OH | Cleveland State University | Property Management | 174 | 438 | $ 100 |

[1] This property is currently under construction with a scheduled completion date of August 2006. Management services will commence upon the completion of construction.

Supplemental Analyst Package
First Quarter 2005 Earnings Call
MANAGEMENT SERVICES UPDATE
(dollars in thousands)

| Contact Name | Title | Phone | E-mail |
| --- | --- | --- | --- |
| William C. Bayless, Jr. | Chief Executive Officer | (512) 732-1020 | bbayless@studenthousing.com |
| Brian B. Nickel | Chief Investment Officer | (512) 732-1045 | bnickel@studenthousing.com |
| Georganne Palffy | Investor Relations | (312) 640-6768 | gpalffy@financialrelationsboard.com |

**Corporate Headquarters**

American Campus Communities, Inc.
805 Las Cimas Parkway
Suite 400
Austin, Texas 78746
Tel: (512) 732-1000
Fax: (512) 732-2450
www.americancampuscommunities.com

Supplemental Analyst Package
First Quarter 2005 Earnings Call
AMERICAN CAMPUS COMMUNITIES CONTACTS

This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,”
“may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result” and similar expressions.  Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements.
Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets;  availability of capital and financing;  rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Supplemental Analyst Package
First Quarter 2005 Earnings Call
FORWARD LOOKING STATEMENTS